SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2004

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(Former name or former address, if changed since last report)

Item 5. Other Events.

On August 2, 2004, Crown Holdings, Inc. (the “Company”) issued a press release announcing that it is reviewing the terms of a potential issuance of senior secured notes in connection with commitments for a new revolving credit facility. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated August 2, 2004

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.2 to the report are selected portions of information that the Company expects to disclose to prospective investors in connection with the potential refinancing.

The information in this Item 9 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Alan W. Rutherford
	Name: Title:	Alan W. Rutherford Vice Chairman of the Board, Executive Vice President and Chief Financial Officer

Dated: August 6, 2004

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated August 2, 2004.

99.2	Selected portions of information that the Company expects to disclose to prospective investors in connection with the potential refinancing.